REVOCABLE PROXY

                   PEEKSKILL FINANCIAL CORPORATION
                   SPECIAL MEETING OF STOCKHOLDERS

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                                  May 15, 2000
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     The  undersigned  hereby  appoints  the  Board of  Directors  of  Peekskill
Financial Corporation with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Peekskill Financial Corporation which the undersigned is entitled to vote at a special meeting of stockholders, to be held at our main office located at 1019 Park Street, Peekskill, New York, on May 15, 2000, at 3:30 p.m., local time, and at any and all adjournments thereof, as follows:


                                                 FOR      AGAINST      ABSTAIN

1.   To approve the adoption of the Agreement    [ ]        [ ]          [ ]
     and Plan of Merger dated February 16, 2000 between Sound Federal Bancorp, Inc.,
     Sound Federal Savings and Loan Association and Peekskill Financial Corporation.

2.   In their  discretion,  upon such other
     matters as may properly come before
     the meeting.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.


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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE PROPOSITION STATED. THIS PROXY CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF PEEKSKILL FINANCIAL CORPORATION ALLOCATED TO PARTICIPANTS UNDER THE PEEKSKILL FINANCIAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the special meeting or at any adjournment thereof and after notification to the Secretary of Peekskill Financial Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from Peekskill Financial Corporation prior to the execution of this proxy of notice of the special meeting, and proxy statement dated April 7, 2000.



Dated:  __________, 2000




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PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER





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SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




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PLEASE  COMPLETE,  DATE,  SIGN AND MAIL  THIS  PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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